Supplement to the
Fidelity® High Yield Factor ETF and Fidelity® Preferred Securities & Income ETF
December 30, 2023
STATEMENT OF ADDITIONAL INFORMATION
Effective October 10, 2024, Fidelity® High Yield Factor ETF will be renamed Fidelity® Enhanced High Yield ETF.
Effective October 1, 2024, the following information replaces similar information found in the "Management Contracts" section.
Management Fees.
For the services of FMR under each management contract, Fidelity® High Yield Factor ETF and Fidelity® Preferred Securities & Income ETF each pays FMR a monthly management fee at the annual rate of 0.35% and 0.59%, respectively, of the fund's average net assets throughout the month.
Effective March 1, 2024, each fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended. The following information supplements similar information found in the "Management Contracts" section.
Under the terms of the sub-advisory agreements, FMR pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
HIE-SSTK-1024-103-1.9893609.103	October 1, 2024